Exhibit 99.1

JEFFERIES PRESENTATION June 2013

DISCLAIMER Thiscommunication contains certain forward-lookingstatements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”, “expect,” “intend,” “indicate,” “anticipate,”“believe,” “forecast,” “estimate,” “plan,“ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of Ruth’s Hospitality Group, Inc., (the “Company”, “Ruth’s Chris Steak House”, “Mitchell’s Fish Market”, “Ruth’s Hospitality” or any subsidiary or division of Ruth’s Hospitality Group). Such statements include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected costs, the competitive environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: market volatility, risks from food safety or food-borne illness, the impact of negative publicity surrounding our restaurants or the consumption of beef or seafood, the impact on revenues of shifts in customers tastes, our ability to compete with other restaurant concepts who may have greater financial, marketing and other resources, supply shortages, increased food, beverage, labor or other costs, significant disruptions in the supply of food and beverages by our suppliers, labor shortages or increases in labor costs/benefits, federal/state/local regulations, operational shortcomings of our franchisees that may be affect or reputation and brand, reduced royalty revenuesfrom our franchisees, litigation, restrictions from our senior credit agreement that may restrict our ability to operate our business and pursue otherbusiness strategies, a potential impairment in the carrying value of our goodwill or other intangible assets, economic downturns and the impact on consumer spending habits, failure or weakness of our internal controls, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-lookingstatements are based on information currently available to the Company. Except as may be required by applicable law, Ruth’s Hospitality Group assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 30, 2012, or as supplemented in the Company’s subsequently filed periodic reports, which are available at www.sec.gov and at www.rhgi.com.

Iconic upscale steak house brand celebrating 50 years as segment leader in 2015 Consistently recognized and awarded for high quality food, special occasion dining, and customer service Nation’s Restaurant News –#1 Consumer Picks Survey across all segments three years in a row National footprint with growing international presence Company and franchised locations Upscale casual seafood restaurant founded in 1998 Acquired by Ruth’s Hospitality Group in 2008 Creative offerings with high flavor profile Natural complement to Steak House business Well positioned to take advantage of growth in seafood consumption LEADING RESTAURANT COMPANY  FOCUSED ON UPSCALE DINING

RUTH'S HOSPITALITY GROUP

GROWTH OPPORTUNITIES


RCSH/MFM/MSH
2
1
13
1
2
1
6
1
1/1
3
3
1
4
2
2/4/1
3/1
2/4/2
1/2
3
3
3
5
14/4
4/2
3
1
1 RI
1/1 CT
4 NJ
6 MD
2 DC
5
9
3
5

International Sites

San Juan, Puerto Rico (2)
Cancun, Mexico
Cabo San Lucas, Mexico
Toronto, Canada
Mississauga, Canada
Edmonton, Canada
Calgary, Canada
Niagara Falls, Canada
Kaohsiung, Taiwan
Taichung, Taiwan
Taipei, Taiwan
Tokyo, Japan
Queensway, Hong Kong
Dubai (2)
Aruba
El Salvador
Singapore

	Company-Owned	Mgmt Contract*	Franchise-Owned	Total
Ruth's Chris Steak House	63	2	73	138
Mitchell's Fish Market / Steakhouses	22	0	0	22
Total	85	2	73	160

* Includes licensing agreements

4

Founded in 1965 from one location with the purchase of Chris Steak House in New Orleansby Ruth Fertel Made famous by serving sizzling USDA Prime steaks on 500 -degree plates Today, “The Sizzle” defines the brand attributes of the company  THE STORY OF RUTH’S CHRIS

THE SECRET BEHIND THE SIZZLE     Comfortable, elegant and classically American with a touch of whimsy  The highest food quality  Prepared to exacting standards

THE SECRET BEHIND THE SIZZLE  Passionate hospitality  Uncompromising service

MAKING MEMORIES SIZZLE ON  500 DEGREE PLATES

Focused on growing revenues across our three core segments through traffic before using price Special Occasion Corporate Business Core Guests/Regular Customers  Using product offerings to broaden customer relevance Ruth’s ClassicsOff Site Catering Sizzle Swizzle SwirlPrivate Dining Culinary/Beverage EventsSatellite Meetings  Selective use of TV for brand focused communication  Re-investing through remodels and relocations  STRATEGIC INITIATIVES

CULINARY/BEVERAGE EVENTS

THE STORY OF MITCHELL’S    Upscale-casual seafood restaurant founded in 1998 by Cameron Mitchell Restaurants  Acquired by Ruth’s Hospitality in 2008 19 locations in 8 states  All are company-owned Creative fresh seafood with a high flavor profile

OUR FRESH APPROACH    World-class quality seafood, fresh straight to the table  Inviting hospitality by seafood experts

STRATEGIC INITIATIVES Earning the Right to Grow   Improving consistency of execution and unit level economics before accelerating growth  Broadening menu appeal with innovative offerings  Leveraging high guest loyalty building on significant high frequency base   1/3 of customers are “heavy” users (>8x/yr) which  is nearly double that of its peers  Increasing awareness in “non-legacy” markets through local marketing and emerging social media tactics  Applying Ruth’s Chris expertise to increase banquet/corporate dining

Financial Highlights

Restaurant sales continue to rebound from 2009 lows  CONSISTENT REVENUE AND TRAFFIC GROWTH   -12.3  +3.7  +4.7  +5.1  $300.0   $310.0   $320.0   $330.0   $340.0   $350.0   $360.0   $370.0   $380.0   2008   2009   2010   2011   *2012    * FY 2012 excludes 53rdweek  Full Year  Company Locations  88  86  87  85  86    ($MM)

Encouraging same store sales trends continue 12thconsecutive quarter of positive comparable sales growth at RCSH New management driving improved trends at MFM  CONSISTENT REVENUE AND TRAFFIC GROWTH   -4%   -2%   0%   2%   4%   6%   8%   10%   Jun-10   Sep-10   Dec-10   Mar-11   Jun-11   Sep-11   Dec-11   Mar-12   Jun-12   Sep-12   Dec-12   Mar-13   RCSH   MFM   Year/Year Change in Comp Store Sales

CONSISTENT GROWTH OF EBITDA   $20.0   $25.0   $30.0   $35.0   $40.0   $45.0   $50.0   2008   2009   2010   2011   2012   Adjusted EBITDA    ($MM)  Adjusted EBITDA excludes interest, taxes, depreciation, amortization, gain/loss on assets, loses on impairment, and restructuring benefits/expenses.

Company Owned Growth Largely focused on major US Markets Leverage existing management infrastructure Seeking above average AUV’s / margins Disciplined deployment of capital for relocations and new construction 2 restaurants in 2012 (Cherokee, Cincinnati) 2 restaurants in 2013 (Houston, Denver) 1 restaurant in 2014   UNIQUE BUSINESS MODEL ALLOWS FOR DISCIPLINED GROWTH   Franchisee Owned Growth Capitalize on strong mix of legacy and proven hospitality partners 30 franchisees operating in 22 states and 9 countries Provides approximately $13-$14 million in annual royalty fees Allows system growth without additional company capital 4 new locations in 2012 (Singapore, San Salvador, Niagara Falls, Dubai) 5 new locations in 2013 (Las Vegas, Puerto Rico, Chattanooga, China, Taipei) 16 commitments 2014 -2017

RETURNING CAPITAL AS PART OF INCREASING  INVESTOR VALUE   $0.0   $20.0   $40.0   $60.0   $80.0   $100.0   $120.0   $140.0   $160.0   $180.0   2008   2009   2010   2011   2012    Current $100M credit line ($50MM accordion) valid until 2017.  2012 debt balance effected by $60.2MM repurchase of Preferred Shares.   ($MM)

Total revenues grew 7% to $107.4MM RCSH traffic increased 2.9%, Average check increased 3.6%MFM traffic increased 2.7%, Average check decreased 1.2% Both brands benefitted from Easter shift into Q1  Non GAAP pro forma net income available to preferred and common shareholders increased from $6.1MM to $8.8MM Net margin increased from 6.1% to 8.2% EPS increased  from $0.15 to $0.25 per share  Affirmed our commitment to increasing Investor value by initiating a quarterly cash dividend payment of $0.04 per share and authorizing a potential share repurchase program of up to $30MM  SOLID FINANCIAL RESULTS IN Q1 2013

INVESTMENT SUMMARY   Proven business model for almost 50 years Stable franchise base generates steady and profitable revenue stream Consistent traffic and revenue growth Improved capital structure Disciplined use of capital Focused on returning value to shareholders Growing sales through traffic Managing operating margins Prudent new unit development Returning capital Dividends Debt repayment Stock repurchases